                                                                   EXHIBIT 10.15

                              FIRST AMENDMENT TO

                AGREEMENT FOR THE PURCHASE AND SALE OF PROPERTY

                      FOR THE AT&T CALL CENTER BUILDINGS

               FIRST AMENDMENT TO REAL ESTATE PURCHASE CONTRACT
               ------------------------------------------------

     THIS FIRST AMENDMENT TO REAL ESTATE PURCHASE CONTRACT is executed by the undersigned parties to that certain "Agreement for the Purchase and Sale of Property" dated June 22, 2000 (the "Agreement"), providing for the purchase and sale of certain real property located in Oklahoma County, Oklahoma (the "Property"). The Agreement is amended in the following respects:

     1. By agreement of the parties, the date of the Closing shall be December 28, 2000. This First Amendment shall be effective as of the date of the Closing (the "Effective Date").

     2. Purchaser hereby assigns all of its rights and duties under the Agreement to Wells Fund XII-REIT Joint Venture Partnership, a Georgia joint venture partnership ("Assignee"). Assignee is an affiliate of Purchaser.

     3. Seller hereby represents and warrants to Assignee that all representations and warranties set forth in Section 7 of the Agreement are true and correct as of the Effective Date. In order to give Assignee additional comfort relative to the representation and warranty contained in Section 7(t) of the Agreement, Seller also agrees to use commercially reasonable efforts to obtain and deliver to Assignee an estoppel certificate in substantially the form attached hereto as Exhibit "A" as soon as reasonably possible after the Effective Date.

     4. As of the Effective Date, as evidenced by the acceptance letters attached hereto as Exhibit "B", AT&T Corp. has accepted all of the Existing Space (as defined in the Lease with AT&T Corp.) and all of the Expansion Space (as defined in the Lease with AT&T Corp.). Seller represents and warrants to Assignee that AT&T Corp. is presently occupying all of the referenced space except for certain portions of the Expansion Space located on the first floor of the building (the "First Floor Space"). The Seller specifically agrees that, notwithstanding the Closing, it will remain responsible for all of the following matters (collectively, the "Post-Closing Obligations"):

          (a) the delivery to Purchaser of an estoppel certificate executed by AT&T Corp. in substantially the form attached as Exhibit "D" to the Agreement;

          (b) the exterior punchlist items described in Section 5 of the Tenant Estoppel Certificate executed by Jordan Associates, Inc.;

          (c) the satisfaction of any requirements necessary to cause the temporary certificate of occupancy issued for the Expansion Space to become a permanent certificate of occupancy; and

          (d) issuance by Smith-Roberts Associates, Inc. of a revision of its ALTA/CSM Land Title Survey, dated December 22, 2000, to delete therefrom the reference in the "Notes" to an "Unrecorded Easement", to reflect thereon the release of that portion of the water easement in favor of the City of Oklahoma City and that portion of the electricity easement in favor of Oklahoma Gas and Electric Company shown as running beneath a portion of the building.

     Seller shall resolve all of the referenced items at its expense as soon as reasonably possible after the Effective Date. If delays in the Seller's final completion of the Post-Closing Obligations result in rental loss or other damages to Assignee, Seller (and TCC pursuant to Section 5 below), will indemnify and hold Assignee harmless with respect to any such damages. Assignee will cooperate with Seller as reasonably necessary to allow Seller to resolve the referenced items and to recover from AT&T Corp. the rent for the Expansion Space for the month of January 2001, any sums owed to Seller for rent and/or operating cost reimbursements for the period prior to closing, and any sums owed in connection with tenant improvement issues.

     5. Seller agrees to cause Trammell Crow Company ("TCC") to issue a letter of guaranty, in the form attached hereto as Exhibit "C", whereby TCC will guarantee the Seller's performance of the Post-Closing Obligations.

     6. Seller agrees to instruct the Title Agent to withhold from its sales proceeds and place in escrow the sum of $100,000 to further ensure the Seller's performance of the Post-Closing Obligations. At such time as Seller has performed the Post-Closing Obligations, Purchaser will confirm the same in a letter directed to the Title Agent, and the Title Agent will promptly release all such funds to Seller; provided, however, in the event Seller fails to perform the Post-Closing Obligations within 120 days after the Effective Date, Assignee shall be entitled to receive an amount equal to $10,000.00 per month from the referenced escrow for each month beyond such 120 day period that such non-performance continues, until all Post-Closing Obligations are completed.

     7. Seller agrees to instruct the Title Agent to pay to Assignee from Seller's proceeds January rent attributable to the Expansion Space in the amount of $78,500.00. In the event Assignee receives a payment from AT&T Corp. for some or all of the January rent attributable to the Expansion Space, Assignee shall remit the same to Seller.

     Except as otherwise provided herein, all of the terms and provisions of the Agreement shall remain in full force and effect. Capitalized terms which are not defined in this First Amendment shall have the meanings specified in the Agreement.

     IN WITNESS WHEREOF, the parties have executed this First Amendment with the intent that it be effective as of the Effective Date.



SELLER: OKC REAL ESTATE INVESTMENTS, INC., a Delaware corporation

                                     /s/ Shaun Frankfurt
                              By:------------------------------------------
                                 Name:   Shaun Frankfurt
                                 Title:  President



PURCHASER:                    WELLS CAPITAL, INC.

                                     /s/ Douglas P. Williams
                              By:------------------------------------------
                                         Douglas P. Williams
                                 Name:-------------------------------------
                                 Title:  Executive V.P.
                                       ------------------------------------

APPROVED AND AGREED:
-------------------


WELLS FUND XII-REIT JOINT
VENTURE PARTNERSHIP, a Georgia joint venture partnership

By:  Wells Operating Partnership, L.P.,
     a Delaware limited partnership, as
     Administrative Venture Partner

By:  Wells Real Estate Investment
     Trust, Inc., a Maryland corporation,
     as General Partner



By: /s/ Douglas P. Williams
   --------------------------------------
   Name:  Douglas P. Williams
        ---------------------------------
   Title: Executive V.P
         --------------------------------

ACKNOWLEDGMENT BY ESCROW AGENT:
------------------------------

     The undersigned, as the Escrow Agent under the Agreement, agrees to comply with the escrow provisions contained in the foregoing First Amendment to Real Estate Purchase Contract, subject to the terms and conditions of Section 30 of the Agreement.


                                              FIRST AMERICAN TITLE & TRUST
                                              COMPANY, Agent for First American
                                              Title Insurance Company


                                              By: /s/ Betty J. Cummins
                                                 -------------------------------
                                                 Name:  Betty J. Cummins
                                                 Title: Vice President

                                  EXHIBIT "A"
                                  -----------

                                   ESTOPPEL


Wells Fund XII-REIT Joint Venture Partnership
c/o Wells Management Company, Inc.
6200 The corners Parkway, Suite 250
Norcross, GA 30092

     Re: Declaration of Protective Covenants, Quail Springs Office Park, dated April 27, 1983, and recorded in Book 4997, page 999, as amended by instruments recorded in Book 5230, page 44 and Book 7269, page 735 (collectively, the "Declaration")

Ladies and Gentlemen:

     The undersigned is the Association under the Declaration and, understanding that you have entered into a contract to purchase the real property and improvements thereon (collectively, the "Property"), commonly known as 3201 Quail Springs Parkway, and further understanding that you and any lender and/or successor owner of the Property (collectively, "Owner"), will rely on the information herein contained, hereby certifies to you as follows:

     1. The Property is subject to the provisions of the Declaration and is entitled to the rights, privileges and benefits thereunder.

     2. The charges owed by the Owner (or any predecessor) to the Association for the calendar year 2000 have been paid in full. The Annual Budget for the Year 2001 is estimated to be $__________, is due and payable on or before ______________, 2001, and the portion thereof applicable to the Property is $__________. There are no outstanding special assessments for capital improvements and none are anticipated in the foreseeable future. There are no other charges, expenses or other costs which are due and payable by Owner.

     3. That to the best of the undersigned's knowledge, the Declaration is in full force and effect, the Property, as improved, and the Owner are in full compliance with the terms and conditions of the Declaration, including all plan approval requirements, no event of default or default has occurred and is continuing under the Declaration with respect to the Property and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute an event of default or default.

     4. The Association is a duly organized and validly formed nonprofit corporation under the laws of the State of Oklahoma, is in good standing in the State of Oklahoma, is not subject to any involuntary proceeding for dissolution or liquidation thereof, and has obtained all requisite authorizations to execute this Estoppel Certificate.

     5.   The Declarant under the Declaration continues to be _________________.

     Agreed to this ______ day of December, 2000.

                                    Association:
                                    Quail Springs Office Park Owners'
                                    Association, Inc., an Oklahoma nonprofit corporation


                                    By:_________________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                  EXHIBIT "B"
                                  -----------


          MEMORANDUM OF LEASE COMMENCEMENT AND ACCEPTANCE OF PREMISES
                         (First Floor Expansion Space)

     This Memorandum of Lease Commencement and Acceptance of Premises is made as of December 7, 2000, by OKC Real Estate Investments, Inc. ("Landlord"), having an office c/o TC Oklahoma City, Inc., 1601 N.W. Expressway, Suite 1200, Oklahoma City, Oklahoma 73118, and AT&T Corp. ("Tenant"), having an office at 150 Mt. Airy Road, Basking Ridge, New Jersey 07920. Landlord and Tenant agree to and acknowledge the following matters:

     1. Landlord and Tenant have entered into a Lease Agreement (the "Lease"), covering certain lease premises commonly known as Suite 200, containing approximately 103,500 rentable square feet (the "Existing Space" and "Expansion Space" as defined in the Lease), in the property known as Quail Commerce Centre located at 3201 Quail Springs Parkway as more particularly described in the Lease (the "Premises"). Tenant took possession of and accepted (a) the Existing Space on June 5, 2000, as set forth in the previous Memorandum of Lease Commencement and Acceptance of Premises dated June 3, 2000 and (b) that portion of the Expansion Space located on the second floor on December 10, 2000, as set forth in the previous Memorandum of Lease Commencement and Acceptance of Premises dated December 7, 2000.

     2. Tenant has now also accepted possession of that portion of the Expansion Space located on the first floor (the "First Floor Space") pursuant to the Lease as suitable for the purpose for which they were leased. The Lease term for the First Floor Space commences on December 28, 2000. The termination date of the Lease term, excluding renewals and extensions, is November 30, 2010.

     3. The beginning monthly rent presently payable under the Lease for the First Floor Space is $39,250.00 with adjustments as described in the Lease. Tenant is not entitled to rent concessions of any kind under the Lease for the First Floor Space except as follows: None. No rent or other sum payable under
                                     ----
the Lease has been paid more than one month in advance.

     4. Any improvements required by the terms of the Lease to be made by Landlord for the First Floor Space have been completed to the satisfaction of Tenant in all respects, and Landlord has fulfilled all of its duties for the First Floor Space under the Lease.

     5. The Lease is valid and in full force and effect, and, to the best of Tenant's knowledge, neither Landlord nor Tenant is in default thereunder. Tenant has no defense, setoff or counterclaim against Landlord arising out of the Lease or in any way relating thereto, or arising out of any other transaction between Tenant and Landlord, and no event has occurred and no condition exists, which with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

     IN WITNESS WHEREOF, Landlord and Tenant has executed this Memorandum as of December 7, 2000.


TENANT:                                      LANDLORD:


AT&T CORP.                                   OKC REAL ESTATE INVESTMENTS, INC.


By: /s/ Bill Blanton                         By: /s/ Shaun W. Frankfurt
    ---------------------------                  -----------------------------

Printed Name: Bill Blanton                   Printed Name: Shaun W. Frankfurt
              -----------------                            -------------------

Title: Southern Area Director                Title: President
       ------------------------                     --------------------------

          MEMORANDUM OF LEASE COMMENCEMENT AND ACCEPTANCE OF PREMISES
                        (Second Floor Expansion Space)

     This Memorandum of Lease Commencement and Acceptance of Premises is made as of Dec. 7, 2000, by OKC Real Estate Investments, Inc. ("Landlord"), having an office c/o TC Oklahoma City, Inc., 1601 N.W. Expressway, Suite 1200, Oklahoma City, Oklahoma 73118, and AT&T Corp. ("Tenant"), having an office at 150 Mt. Airy Road, Basking Ridge, New Jersey 07920. Landlord and Tenant agree to and acknowledge the following matters:

     1. Landlord and Tenant have entered into a Lease Agreement (the "Lease"), covering certain lease premises commonly known as Suite 200, containing approximately 103,500 rentable square feet (the "Existing Space" and "Expansion Space" as defined in the Lease), in the property known as Quail Commerce Centre located at 3201 Quail Springs Parkway as more particularly described in the Lease (the "Premises"). Tenant took possession of and accepted the Existing Space on June 5, 2000, as set forth in the previous Memorandum of Lease Commencement and Acceptance of Premises dated June 3, 2000.

     2. Tenant has now also accepted possession of that portion of the Expansion Space located on the second floor (the "Second Floor Space") pursuant to the Lease as suitable for the purpose for which they were leased. The Lease term for the Second Floor Space commences on December 10, 2000. The termination date of the Lease term, excluding renewals and extensions, is November 30, 2010.

     3. The beginning monthly rent presently payable under the Lease for the Second Floor Space is $39,250.00 with adjustments as described in the Lease. Tenant is not entitled to rent concessions of any kind under the Lease for the Second Floor Space except as follows: None. No rent or other sum payable under
                                      ----
the Lease has been paid more than one month in advance.

     4. Any improvements required by the terms of the Lease to be made by Landlord for the Second Floor Space have been completed to the satisfaction of Tenant in all respects, and Landlord has fulfilled all of its duties for the Second Floor Space under the Lease.

     5. The Lease is valid and in full force and effect, and, to the best of Tenant's knowledge, neither Landlord nor Tenant is in default thereunder. Tenant has no defense, setoff or counterclaim against Landlord arising out of the Lease or in any way relating thereto, or arising out of any other transaction between Tenant and Landlord, and no event has occurred and no condition exists, which with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

     IN WITNESS WHEREOF, Landlord and Tenant has executed this Memorandum as of Dec 7, 2000.


TENANT:                                 LANDLORD:

AT&T CORP.                              OKC REAL ESTATE INVESTMENTS, INC.

By: /s/ Bill Blanton                    By: /s/ Shaun W. Frankfurt
    -------------------------               -------------------------------

Printed Name: Bill Blanton              Printed Name: Shaun W. Frankfurt
              ---------------                         ---------------------

Title: Southern Area Director           Title: President
       ----------------------                  ----------------------------

          MEMORANDUM OF LEASE COMMENCEMENT AND ACCEPTANCE OF PREMISES

          This Memorandum of Lease Commencement and Acceptance of Premises is made as of June 3, 2000 by OKC Real Estate Investments, Inc. ("Landlord"), having an office c/o TC Oklahoma City, Inc., 1601 N. W. Expressway, Suite 1200, Oklahoma City, Oklahoma 73118, and AT&T Corp. ("Tenant"), having an office at 150 Mt. Airy Road, Basking Ridge, New Jersey 07920. Landlord and Tenant agree to and acknowledge the following matters:

          1. Landlord and Tenant have entered into a Lease Agreement (the "Lease"), covering certain leased premises commonly know as Suite 200, containing approximately 103,500 rentable square feet (the "Existing Space" and "Expansion Space" as defined in the Lease), in the property know as Quail Commerce Centre located at 3201 Quail Springs Parkway as more particularly described in the Lease (the "Premises").

          2. Tenant has accepted possession of the Existing Space pursuant to the Lease as suitable for the purpose for which they were leased. The Lease term for the Existing Space commences on June 5, 2000. The termination date of the Lease term, excluding renewals and extensions, is November 30, 2010.

          3. The beginning monthly rent presently payable under the Lease for the Existing Space is $25,000.00 with adjustments as described in the Lease. Tenant is not entitled to rent concessions of any kind under the Lease for the Existing Space except as follows: None. No rent or other sum payable under the
                                  ----
Lease has been paid more than one month in advance.

          4. Any improvements required by the terms of the Lease to be made by Landlord for the Existing Space have been completed to the satisfaction of Tenant in all respects, and Landlord has fulfilled all of its duties for the Existing Space under the Lease.

          5. The Lease is valid and in full force and effect, and, to the best of Tenant's knowledge, neither Landlord nor Tenant is in default thereunder. Tenant has no defense, setoff or counterclaim against Landlord arising out of the Lease or in any way relating thereto, or arising out of any other transaction between Tenant and Landlord, and no event has occurred and no condition exists, which with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

     IN WITNESS WHEREOF, Landlord and Tenant has executed this Memorandum as of June 3, 2000.

TENANT:                                LANDLORD:

AT&T CORP.                             OKC REAL ESTATE INVESTMENTS, INC.

By: /s/ Charles B. Alexander           By: /s/ Shaun W. Frankfurt
   ---------------------------------      ---------------------------------

Printed Name: Charles B. Alexander     Printed Name: Shaun W. Frankfurt
             -----------------------                -----------------------

Title:        Asset Manager            Title:        President
      ------------------------------         ------------------------------

                                 EXHIBIT "C"
                                 -----------


                                 December __, 2000



Wells Fund XII-REIT Joint Venture Partnership
6200 The Corners Parkway, Suite 250
Norcross, GA 30092

     RE: Agreement for the Purchase and Sale of Property dated June 22, 2000, as amended by the First Amendment to Real Estate Purchase Contract effective as of December 29, 2000 (Quail Commerce Centre, Oklahoma City, Oklahoma), together the "Contract"

Ladies and Gentlemen:

     This will confirm that Trammell Crow Company does hereby guarantee the performance by OKC Real Estate Investments, Inc. ("OKC") of the "Post-Closing Obligations", as defined in the First Amendment to Real Estate Purchase Contract described above.

     This Guaranty is an absolute and unconditional guaranty payment (if necessary) and of performance. The liability of Guarantor is co-extensive with that of OKC and also joint and several and this Guaranty shall be enforceable against the undersigned without the necessity of any suit or proceeding against OKC and without the necessity of any notice of non-payment, non-performance or non-observance or of any notice of acceptance of this Guaranty or of any other notice or demand to which the undersigned might otherwise be entitled, all of which we hereby expressly waive. The validity of this Guaranty and the obligations hereunder shall in no way be terminated, affected, diminished or impaired by reason of (a) the assertion or the failure to assert by you against OKC of any of the rights or remedies otherwise available to you, or (b) any non-liability of OKC under the Contract, whether by insolvency, discharge in bankruptcy, or any other defect or defense which may now or hereafter exist in favor of OKC.


               [add appropriate signature block for TCC officer]